SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                               (Amendment No. __)

                           Filed by the Registrant |X|
                 Filed by a Party other than the Registrant |_|

                           Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|   Definitive Proxy Statement

|X|   Definitive Additional Materials

|_|   Soliciting Material Under Rule 14a-12

                      Seligman New Technologies Fund, Inc.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:


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      (2)   Aggregate number of securities to which transaction applies:


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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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      (4)   Proposed maximum aggregate value of transaction:


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      (5)   Total fee paid:


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|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:


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      (2)   Form, Schedule or Registration Statement No.:


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      (3)   Filing Party:


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      (4)   Date Filed:


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

[LOGO]                                                 IMPORTANT PRIORITY MAIL
                                                    Please take a moment of your
                                                      time and cast your vote

SELIGMAN NEW TECHNOLOGIES FUND, INC.

SPECIAL MEETING OF STOCKHOLDERS SCHEDULED FOR JANUARY 23, 2004
100 Park Avenue, New York, New York  10017

Dear Stockholder:

Recently we distributed proxy material regarding the Special Meeting of Stockholders for the Seligman New Technologies Fund, Inc. The meeting is scheduled for Friday, January 23, 2004. Our records indicate that we have not yet received a vote from you. We urge you to act promptly in order to allow us to obtain a sufficient number of votes, avoid the cost of additional solicitation and the possibility of a meeting adjournment.

Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions by 2:00 p.m. Eastern Time on Friday, January 23, 2004.

Should you have any questions regarding the proposals or should you desire to have your vote taken quickly over the phone, please call Georgeson Shareholder Communications Inc., a professional proxy solicitation firm, toll-free at 1-866-666-5646.

--------------------------------------------------------------------------------

      For your convenience, please utilize one of the easy methods below to register your vote:

      1. By Phone.

      Please call Georgeson Shareholder Communications Inc. toll-free at 1-866-666-5646. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

      2. By Internet.

      Visit www.proxyweb.com and enter the control number located on your proxy card.

      3. By Touch-tone Phone.

      Dial the toll-free number found on your proxy card and follow the simple instructions.

      4. By Mail.

      Simply return your executed proxy in the enclosed postage paid envelope. Please try to utilize one of the above options to register your vote, so it may be received in time for the meeting.

--------------------------------------------------------------------------------

                      Please take a moment and vote today.

[LOGO]                                                 IMPORTANT PRIORITY MAIL
                                                    Please take a moment of your
                                                      time and cast your vote

SELIGMAN NEW TECHNOLOGIES FUND, INC.

SPECIAL MEETING OF STOCKHOLDERS SCHEDULED FOR JANUARY 23, 2004
100 Park Avenue, New York, New York  10017

Dear Stockholder:

Recently we distributed proxy material regarding the Special Meeting of Stockholders for the Seligman New Technologies Fund, Inc. The meeting is scheduled for Friday, January 23, 2004. Our records indicate that we have not yet received a vote from you. We urge you to act promptly in order to allow us to obtain a sufficient number of votes, avoid the cost of additional solicitation and the possibility of a meeting adjournment.

Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions by 2:00 p.m. Eastern Time on Friday, January 23, 2004.

Should you have any questions regarding the proposals or should you desire to have your vote taken quickly over the phone, please call Georgeson Shareholder Communications Inc., a professional proxy solicitation firm, toll-free at 1-866-666-5646.

--------------------------------------------------------------------------------

      For your convenience, please utilize one of the easy methods below to register your vote:

      1. By Phone.

      Please call Georgeson Shareholder Communications Inc. toll-free at 1-866-666-5646. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

      2. By Internet.

      Visit www.proxyvote.com and enter the control number located on your proxy card.

      3. By Touch-tone Phone.

      Dial the toll-free number found on your proxy card and follow the simple instructions.

      5. By Mail.

      Simply return your executed proxy in the enclosed postage paid envelope. Please try to utilize one of the above options to register your vote, so it may be received in time for the meeting.

--------------------------------------------------------------------------------

                      Please take a moment and vote today.

[LOGO]                                                 IMPORTANT PRIORITY MAIL
                                                    Please take a moment of your
                                                      time and cast your vote

SELIGMAN NEW TECHNOLOGIES FUND, INC.

SPECIAL MEETING OF STOCKHOLDERS SCHEDULED FOR JANUARY 23, 2004
100 Park Avenue, New York, New York  10017

Dear Stockholder:

Recently we distributed proxy material regarding the Special Meeting of Stockholders for the Seligman New Technologies Fund, Inc. The meeting is scheduled for Friday, January 23, 2004. Our records indicate that we have not yet received a vote from you. We urge you to act promptly in order to allow us to obtain a sufficient number of votes, avoid the cost of additional solicitation and the possibility of a meeting adjournment.

Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions by 2:00 p.m. Eastern Time on Friday, January 23, 2004.

Should you have any questions regarding the proposals or should you desire to have your vote taken quickly over the phone, please call Georgeson Shareholder Communications Inc., a professional proxy solicitation firm, toll-free at 1-866-800-1820.

--------------------------------------------------------------------------------

      For your convenience, please utilize one of the easy methods below to register your vote:

      1. By Phone.

      Please call Georgeson Shareholder Communications Inc. toll-free at 1-866-800-1820. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

      2. By Internet.

      Visit www.proxyvote.com and enter the control number located on your proxy card.

      3. By Touch-tone Phone.

      Dial the toll-free number found on your proxy card and follow the simple instructions.

      6. By Mail.

      Simply return your executed proxy in the enclosed postage paid envelope. Please try to utilize one of the above options to register your vote, so it may be received in time for the meeting.

--------------------------------------------------------------------------------

                      Please take a moment and vote today.